Keefe, Bruyette & Woods
Keefe, Bruyette & Woods
Community Bank Investor Conference
Community Bank Investor Conference
New York City
New York City
August 1 & 2, 2006
August 1 & 2, 2006
Yes You Can
®
Exhibit 99.1

Forward-Looking Statements
FNB United Corp. has made forward-looking statements in the
accompanying presentation materials that are subject to risks and uncertainties.  These statements are based on the beliefs and assumptions of the management of FNB United Corp., and
on the information available to management at the time the
presentation materials were prepared.  These forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause FNB United Corp’s actual
results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements.
Readers are cautioned not to place undue reliance on these
forward-looking statements and are advised to carefully review the risk factors described in other documents that FNB United
Corp. files from time to time with the Securities and Exchange
Commission, including the Quarterly Reports on Form 10-Q, the
Annual Report on Form 10-K, and other required filings.

Overview Yes You Can ®

•Annual Cash Dividend
–Market Cap (est. July 21, 2006)
–Shares Outstanding
–Assets
•Numbers**
•NASDAQ NM Symbol
•Headquarters
$0.62
$ 201 Million
11.2  Million
$1.82 Billion
FNBN
Asheboro, NC
**Unaudited, including recent Integrity merger
Company Facts
Overview
Investor Opportunity
Operating Performance
Franchise Value
Core Strategies

Corporate Structure
FNB
UNITED
CORP. (NC)
Founded May 1985*
First National Bank
and Trust Company *
Founded December 1907
Dover Mortgage Company
Founded May 1986
Acquired by FNB April 2003
*Acquisitions:
Richmond Savings Bank – April 2000
Rowan Bank – August 2002
Alamance & Hillsborough Banks – November 2005
Integrity Financial, Inc. – April 2006
Overview
Investor Opportunity
Operating Performance
Franchise Value
Core Strategies

Service Areas 6

Major Loan Classifications
8%
5%
21%
21%
25%
20%
Commercial/Industrial Residential Real Estate
Commercial Real Estate RE Construction and Development
Home Equity Line Consumer
Overview
Investor Opportunity
Operating Performance
Franchise Value
Core Strategies

Major Funding Classifications 6% 52% 12% 20% 10% DDA NOW MM,SAV,Repo CD / IRA FHLB Overview Investor Opportunity Operating Performance Franchise Value Core Strategies

Investor Opportunity Yes You Can ® Yes We Can ®

Overview
Investor Opportunity
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity
• Good Markets / Good State
• Possess Components Required for
Sustainable, Profitable Growth
• Good Franchise Value Elements
• Current Below-Market Valuation

Investor Opportunity
10.8
18.2
3.30
1.53
Current Dividend Yield (%) Price / LTM EPS (X)
FNB United
Corp.
FNB United
Corp.
Peer Group* Peer Group*
*SNL Data - Nationwide Banks between $1 Billion and $2.5 billion as of 7/20/2006
Overview
Investor Opportunity
Operating Performance
Franchise Value
Core Strategies

Investor Opportunity
218.0
202.0
102.0
169.0
Price / Book (%) Price / Tangible Book (%)
FNB United
Corp.
FNB United
Corp.
*SNL Data - Nationwide Banks between $1 Billion and $2.5 billion as of 7/20/2006
Peer Group* Peer Group*
Overview
Investor Opportunity
Operating Performance
Franchise Value
Core Strategies

Operating Performance Yes We Can ®

Asset Growth 754 773 863 1102 2002 2003 2004 2005 Q2-06 (Millions) Unaudited 1816 Overview Investor Opportunity Operating Performance Franchise Value Core Strategies

502 552 665 813 2002 2003 2004 2005 Q2-06 Loan Growth (Millions) 1289 Overview Investor Opportunity Operating Performance Franchise Value Core Strategies Unaudited

Deposit Growth 592 598 660 842 1,404 2002 2003 2004 2005 Q2-06 (Millions) unaudited Overview Investor Opportunity Operating Performance Franchise Value Core Strategies

8,200 8,400 6,598 9,937 6,710 2002 2003 2004 2005 Q2-06 Net Income unaudited Overview Investor Opportunity Operating Performance Franchise Value Core Strategies

Earnings Per Share 1.58 1.43 1.13 1.69 0.83 2002 2003 2004 2005 Q2-06 unaudited Overview Investor Opportunity Operating Performance Franchise Value Core Strategies

Return On Assets 1.25% 1.07% 0.80% 1.06% 1.00% 2002 2003 2004 2005 2006 Overview Investor Opportunity Operating Performance Franchise Value Core Strategies Annualized

Returns On Equity
Overview
Investor Opportunity
Operating Performance
Franchise Value
Core Strategies
Annualized
12.82%
14.05%
10.66%
13.29%
8.00%
10.00%
11.25%
14.36%
9.49%
16.89%
2002 2003 2004 2005 2006
Return on Equity Return on Tangible Equity

Dividend History 0.33 0.38 0.45 0.51 0.51 0.53 0.58 0.59 0.60 0.62 96 97 98 99 00 01 02 03 04 05 Overview Investor Opportunity Operating Performance Franchise Value Core Strategies

Franchise Value Yes We Can ®

Strong Points
Consistent Financial Performance
Long Term Earnings Focus
Growth Orientation
Good Markets / Good State
De Novo Offices
Selective Prudent Acquisitions
Productive lines of business
“YES!” Branding Program
Overview
Investor Opportunity
Operating Performance
Franchise Value
Core Strategies

Franchise Growth
•
United Financial, Inc. -
$150 MM Company
HQ in Graham, NC
•
Integrity Financial Inc. -
$666 Million Company
HQ in Hickory, NC
• New Corp Name: FNB UNITED CORP.
• Assets: $1.8 Billion
• Loans: $1.3 Billion   - Deposits: $1.4 Billion
• Top 8 in North Carolina Banks in Assets and Deposits
• 43 Banking Offices in 31 Communities in 17 Growing
Counties
Recent Acquisitions:
Overview
Investor Opportunity
Operating Performance
Franchise Value
Core Strategies

Franchise Growth 25

No. of Branches - 2
Deposits – $88,261
Deposit Market Share –4.31%
Total Population – 139,820
Median Household Income - $43,980
No. of Branches - 1
Deposits – $24,109
Deposit Market Share – 1.46%
Total Population – 128,725
Median Household Income - $50,249
Franchise Growth
United Financial, Inc.
(Alamance and Hillsborough Banks)
26

No. of Branches - 4
Deposits – $197,240
Deposit Market Share – 8.96%
Total Population – 152,680
Median Household Income - $45,616
No. of Branches - 5
Deposits – $173,523
Deposit Market Share – 9.14%
Total Population – 196,927
Median Household Income - $44,583
No. of Branches - 2
Deposits – $39,027
Deposit Market Share – 2.24%
Total Population – 141,404
Median Household Income - $47,360
Franchise Growth
First Gaston Bank
Catawba Valley Bank
27

No. of Branches - 1
Deposits – $13,734
Deposit Market Share – 2.01%
Total Population – 45,358
Median Household Income - $37,314
No. of Branches - 1
Deposits – $15,568
Deposit Market Share – 3.44%
Total Population – 25,767
Median Household Income - $32,348
No. of Branches - 3
Deposits – $90,229
Deposit Market Share – 13.06%
Total Population – 67,399
Median Household Income –
$38,011
Franchise Growth
No. of Branches - 1
Deposits – $19,556
Deposit Market Share – 6.17%
Total Population – 35,727
Median Household Income - $43,457
Northwestern Bank
28

Franchise Growth * * Proforma to include Integrity Financial Deposit information by county 29 Overview Investor Opportunity Operating Performance Franchise Value Core Strategies

Positives of Acquisitions
• FNB United - Proven Acquirer and Integrator
• Partners Bring Attractive Customer Base and Better
Markets - Good Demographics
• Merger Adds Scale And Brings New Product And
Service Opportunities In Growing Markets
• Enhances Shareholder Value Through Increased
Earnings and Growth Opportunities
• IT and Platform Systems Compatibility Lessens Risk
• Franchise Will Accommodate Future Acquisitions
Following Integration
Franchise Growth
Overview
Investor Opportunity
Operating Performance
Franchise Value
Core Strategies

Franchise Growth
Goodwill/Equity
Goodwill/Assets
TangEquity/TangAssets
Equity/Assets
Total Capital
Goodwill
Deposits
Assets
FNB United
Corp. (6/30/06)
FNB Corp.
(12/31/05)
59.04%
31.97%
6.65%
2.97%
4.94%
6.51%
11.26%
9.28%
204,474
102,315
120,714
32,707
1,403,998
841,609
1,816,493
1,102,085
Overview
Investor Opportunity
Operating Performance
Franchise Value
Core Strategies

Fee Business
Not FDIC Insured - May Lose Value - Not Bank Guaranteed –
Not Deposit Accounts
Investment Management
Life and Long Term
Care Insurance
Trust and Estate Planning
Retirement Planning
Wealth Management
Wealth Management
Retail and Wholesale
New Growth Markets
Expanded Sales Focus
Dover Mortgage
Dover Mortgage
32
Overview
Investor Opportunity
Operating Performance
Franchise Value
Core Strategies

2,096 4,642 4,032 4,890 1,631
Gain on Sale of
Mortgages
1,399 1,293 1,535 1,414 566
Wealth
Management
3,517 6,057 5,419 4,949 3,740
Service/Activity
Fees
8,113 14,926 13,673 13,600 8,268
Total Non
Interest Income
Qtr 2 -
06 2005 2004 2003 2002
Growth in Non Interest Income
Overview
Investor Opportunity
Operating Performance
Franchise Value
Core Strategies

YES! Branding
First National is the YES! Bank.  It is plainly stated in our
Yes you can ® —Yes we can ® trademarks.  It is reflected in
the design of our logo and corporate mascot, Jack.  And it is repeated in our customer service programs, company spirit
campaigns and marketing messages.  But more than a motto,
YES! is our promise to exceed your expectations through
better banking and outstanding service.  It empowers our
employees and describes who we are and what we do.
Yes Customers Can.  Yes Communities Can.  Yes Schools
Can.  Yes Your Future Can.  Because We Can.
Overview
Investor Opportunity
Operating Performance
Franchise Value
Core Strategies

Core Strategies Yes You Can ® Yes We Can ®

Core Strategies
•
Credit Quality
•
Build Core Deposits Rationally
•
Continue to Build Performance/Service
Culture
•
Growth Strategy
•
Increased Penetration of Current
Markets
•
Complete Integration of Acquisitions
•
“YES!”® Branding –
Yes You Can®
and
Yes We Can®
Overview
Investor Opportunity
Operating Performance
Franchise Value
Core Strategies

Overview
Investor Opportunity
Operating Performance
Franchise Value
Core Strategies
• Individual Market Analysis
• Checking Promotions – over 14,000
New Accounts
• Business DDAs
• Cash Management – REPO Sweeps
• Non-Profit and Governmental
• Targeted Certificates of Deposit
Core Deposit Emphasis

38 First National Center First National Center Salisbury, NC Salisbury, NC to open September 2006 to open September 2006 Growth Strategy

Growth Strategy 39 “Experience” Retail Office

YES! YES! Education & Training Performance Compensation for STAKEHOLDERS™ Overview Investor Opportunity Operating Performance Franchise Value Core Strategies • Key to Integration !

Investor Opportunity Yes You Can ® Yes We Can ®

Investor Opportunity
10.8
18.2
3.30
1.53
Current Dividend Yield (%) Price / LTM EPS (X)
FNB United
Corp.
FNB United
Corp.
Peer Group* Peer Group*
*SNL Data - Nationwide Banks between $1 Billion and $2.5 billion as of 7/20/2006
Overview
Investor Opportunity
Operating Performance
Franchise Value
Core Strategies

Contact Information Michael C. Miller Chairman and President mmiller@MyYesBank.com FNB United Corp. 101 Sunset Avenue PO Box 1328 Asheboro, NC 27204 336.626.8300 Yes You Can ® - Yes We Can ®

Investor Fact Sheet

July 2006



Denovo Offices
Asheboro Headquarters
Dover Offices
YES! Banks
First National
Catawba Valley
First Gaston
Northwestern
Alamance/Hillsborough Bank

FNB United Corp. is the central North Carolina-based bank holding company for First National Bank and Trust Company, First Gaston Bank, including its divisions Catawba Valley Bank and Northwestern Bank, and Dover Mortgage Company. Opened in 1907, First National (MyYesBank.com) operates 25 community YES! Banks in Archdale, Asheboro, Biscoe, Burlington, China Grove, Ellerbe, Graham, Greensboro, Hillsborough, Kannapolis, Laurinburg, Pinehurst, Ramseur, Randleman, Rockingham, Salisbury, Seagrove, Siler City, Southern Pines and Trinity. First Gaston Bank (firstgaston.com) commenced operations in 1995 and operates five community offices in Belmont, Dallas, Gastonia, Mt. Holly and Stanley. It also operates community offices as Catawba Valley Bank (catawbavalleybank.com) in Hickory, Mooresville, Newton and Statesville and as Northwestern Bank of Wilkesboro (nwesternbank.com) in Boone, Millers Creek, Taylorsville, Wilkesboro and West Jefferson. Dover Mortgage Company (dovermortgage.com) operates 10 mortgage production offices in Carolina Beach, Charlotte, Goldsboro, Greensboro, Greenville, Lake Norman, Leland, Raleigh, Waxhaw and Wilmington. Through its subsidiaries, FNB United offers a complete line of consumer, mortgage and business banking services, including loan, deposit, cash management, wealth management and internet banking services. The Federal Deposit Insurance Corporation insures deposits up to applicable limits. Twenty-four hour banking is available through Plus and Star ATM networks, telephone account access and over the internet.

FNB UNITED CORP.

NASDAQ Trading Symbol	FNBN
Recent Price (07.21.2006)	$ 18.00
52-Week Price Range	$ 17.35 - $ 21.50
YTD Diluted Earnings Per Share	$ .83
Current Quarterly Dividend Per Share	$ .15
Common Shares Outstanding (07.21.2006)	11.2 Million
Institutional Ownership	7.13%
Shareholder Relations Contact	Toni England
Investor Relations Contacts	Mike Miller, Larry Campbell

101 Sunset Avenue, Asheboro, NC 27203 • 800-873-1172 • www.MyYesBank.com

Year End Assets (Dollars in Millions)

0 200 400 600 800 1000 1200

593 754 773 863 1,102

2005 2004 2003 2001 2001

Net Income Per Share (Dollars)

0.0 0.5 1.0 1.5 2.0

1.32 1.58 1.43 1.13 1.69

2005 2004 2003 2002 2001

Cash Dividends Per Share (Dollars)

0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8

0.53 0.58 0.59 0.60 0.62

2005 2004 2003 2002 2001

Book Value Per Share (Dollars)

0 5 10 15 20

11.74 13.49 14.32 14.66 16.06

2005 2004 2003 2002 2001

FNB UNITED CORP. FINANCIAL DATA

Per Share Data 2Q 2006 2005 2004 2003 2002 2001

Net Income (diluted) $0.83 $1.69 $1.13 $1.43 $1.58 $1.32

Cash Dividends $0.30 $0.62 $0.60 $0.59 $0.58 $0.53

Book Value $18.37 $16.06 $14.66 $14.32 $13.49 $11.74

Profitability Ratio 2Q 2006 2005 2004 2003 2002 2001

Return of Average Assets 1.00% 1.06% 0.80% 1.07% 1.25% 1.15%

Return of Average Equity 9.49% 11.25% 8.00% 10.66% 12.82% 11.63%

Net Interest Margin 4.25% 4.16% 3.89% 3.94% 4.40% 4.03%

Balance Sheet 2Q 2006 2005 2004 2003 2002 2001

Total Assets $1,816,493 $1,102,085 $862,891 $773,245 $754,370 $593,742

Loans $1,289,202 $812,666 $664,754 $551,913 $502,342 $391,632

Deposits $1,403,998 $841,609 $659,544 $597,925 $592,354 $480,230

Borrowings $187,808 $146,567 $113,647 $86,721 $81,815 $50,812

Trust and Other Client Assets $158,782,127 $143,609,870 $134,645,962 $121,071,277 $98,766,031 $104,010,669

Asset Quality Data 2Q 2006 2005 2004 2003 2002 2001

NonPerforming Assets +90 Day Past Due $17,983,000 $7,083,000 $5,847,000 $7,066,000 $6,687,000 $5,634,000

Allowance for Loan Losses $15,814,000 $9,945,000 $7,293,000 $6,172,000 $6,109,000 $4,417,000

Allowance for Loan Losses/Loans 1.25% 1.25% 1.12% 1.14% 1.22% 1.17%

FNB UNITED CORP. ACQUISITIONS

April 2000 August 2002 April 2003 November 2005 April 2006

Carolina Fincorp Rowan Bancorp Dover Mortgage Company United Financial Inc. Integrity Financial

Corporation

Richmond Savings Bank Rowan Bank Alamance Bank

Hillsborough Bank

Catawba Valley Bank

First Gaston Bank

Northwestern Bank